Property, plant and equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment.
Property, plant and equipment

C11  Property, plant and equipment

Property, plant and equipment comprise Group occupied properties and tangible assets. Property, plant and equipment also includes right-of-use assets for operating leases of properties occupied by the Group and leases of equipment and other tangible assets. All property, plant and equipment, including the right-of-use assets under operating leases, are held at cost less cumulative depreciation, calculated using the straight-line method, and impairment charge.

A reconciliation of the carrying amount of the Group's property, plant and equipment from the beginning to the end of the years shown is as follows:

	2022 $m				2021 $m
	Group				Group
	occupied	Tangible	Right-of-		occupied	Tangible	Right-of-
	property	assets	use assets	Total	property	assets	use assets	Total
Balance at 1 Jan
Cost	33	489	678	1,200	355	707	710	1,772
Accumulated depreciation	(10)	(349)	(363)	(722)	(88)	(523)	(268)	(879)
Opening net book amount	23	140	315	478	267	184	442	893
Removal of discontinued US operations	—	—	—	—	(242)	(32)	(35)	(309)
Additions	—	34	49	83	—	36	59	95
Depreciation and impairment charge	—	(39)	(106)	(145)	(1)	(45)	(123)	(169)
Disposals, transfers and lease modifications	—	(2)	26	24	—	—	(22)	(22)
Effect of movements in exchange rates	(1)	(7)	(13)	(21)	(1)	(3)	(6)	(10)
Balance at 31 Dec	22	126	271	419	23	140	315	478
Representing:
Cost	32	486	676	1,194	33	489	678	1,200
Accumulated depreciation	(10)	(360)	(405)	(775)	(10)	(349)	(363)	(722)
Closing net book amount	22	126	271	419	23	140	315	478

Right-of-use assets

The Group does not have any right-of-use assets that would meet the definition of investment property. As at 31 December 2022, total right-of-use assets comprised $267 million (31 December 2021: $311 million) of property and $4 million (31 December 2021: $4 million) of non-property assets. Of the $271 million (31 December 2021: $315 million) total right-of-use assets, $105 million (31 December 2021: $128 million) were held by the Group’s with-profits businesses.

Extension and termination options are included in a number of property and equipment leases across the Group. These are used to maximise operational flexibility in terms of managing the assets used in the Group’s operations. The majority of extension and termination options held are exercisable only by the Group and not by the respective lessor. The Group assesses at lease commencement whether it is reasonably certain to exercise the option. This assertion is revisited if there is a material change in circumstances. As at 31 December 2022, the undiscounted value of lease payments beyond the break period not recognised in the lease liabilities is $189 million (31 December 2021: $201 million).

The Group has non-cancellable property subleases which have been classified as operating leases under IFRS 16. The sublease rental income received in 2022 for the leases is $6 million (2021: $6 million).

Tangible assets

At 31 December 2022, of the $126 million (31 December 2021: $140 million) tangible assets, $53 million (31 December 2021: $63 million) were held by the Group’s with-profits businesses.

Capital expenditure: property, plant and equipment by segment

The capital expenditure on property, plant and equipment in 2022 of $34 million (2021: $36 million) arose as follows:

	2022 $m	2021 $m
Hong Kong	11	9
Indonesia	1	1
Malaysia	1	2
Singapore	3	1
Growth markets and other	16	19
Eastspring	2	3
Total segment	34	35
Unallocated to a segment (central operations)	—	1
Total capital expenditure on property, plant and equipment	34	36